Exhibit 10.18
WAIVER AND BORROWING BASE REDETERMINATION AGREEMENT
     This WAIVER AND BORROWING BASE REDETERMINATION AGREEMENT (this “Agreement”) dated as of December 20, 2007, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
PRELIMINARY STATEMENT
     A. The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of December 15, 2006 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).
     B. Comstock Oil & Gas, LP (a partnership wholly owned by the Borrower; hereinafter “COGI”), as buyer, and SWEPI LP, a Delaware limited partnership (“SWEPI”), as seller, entered into a certain Purchase and Sale Agreement, dated as of November 26, 2007 (as amended from time to time, the “SWEPI Wilcox Agreement”), pursuant to which COGI will purchase, directly or indirectly, from SWEPI certain oil and gas properties located in South Texas and described therein (the “SWEPI Wilcox Properties”; and the acquisition of the SWEPI Wilcox Properties by COGI from SWEPI, the “SWEPI Wilcox Acquisition”), subject to certain potential adjustments in accordance with the terms of the SWEPI Agreement.
     C. In order to achieve certain tax efficiencies, COGI expects to structure the SWEPI Wilcox Acquisition to qualify for reverse like-kind exchange treatment under section 1031 of the Code and the regulations and revenue procedures promulgated thereunder, including Rev. Proc. 2000-37.
     D. In furtherance of the reverse like-kind exchange, COGI will assign the SWEPI Wilcox Agreement to Comstock (Wilcox), LLC, a Delaware limited liability company (“Comstock (Wilcox)”) that is not affiliated with COGI, and will lend to Comstock (Wilcox) up to $170,000,000 from the proceeds of Borrowings under the Credit Agreement.
     E. The loan by COGI to Comstock (Wilcox) will be evidenced by a promissory note issued by Comstock (Wilcox) in favor of COGI (the “Comstock (Wilcox) Note”) and secured by a mortgage or deed of trust encumbering the SWEPI Wilcox Properties (the “Comstock (Wilcox) Mortgage”), which note and mortgage or deed of trust will be pledged to the Administrative Agent for the benefit of itself, the Lenders and the other secured parties to secure the Secured Obligations.
     F. The Borrower has provided to the Administrative Agent and the Lenders an engineering report prepared by the Borrower setting forth the reserves, future production and income attributable to the SWEPI Wilcox Properties (the “SWEPI Engineering Report”).
     G. The Borrower has requested that the Administrative Agent and the Lenders increase the Borrowing Base in respect of the SWEPI Wilcox Acquisition, described above, as set forth herein.
     H. The Administrative Agent and the Lenders have agreed to increase the Borrowing Base in respect of the SWEPI Wilcox Acquisition as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Credit Agreement.
     Section 2. Waiver of Section 7.2. Section 7.2 of the Credit Agreement (which prohibits the Borrower or any of its Restricted Subsidiaries from making any Investment unless otherwise permitted therein) is hereby waived insofar as, AND ONLY INSOFAR AS, COGI shall be permitted to (a) assign the SWEPI Wilcox Agreement to Comstock (Wilcox) and (b) make a loan to Comstock (Wilcox) in an aggregate principal amount of up to $170,000,000 from the proceeds of Borrowings under the Credit Agreement for the purpose financing the acquisition of the SWEPI Wilcox Properties by Comstock (Wilcox), provided that not later than concurrently with the consummation of the acquisition of the SWEPI Wilcox Properties by Comstock (Wilcox), COGI shall receive from Comstock (Wilcox) the Comstock (Wilcox) Note and the Comstock (Wilcox) Mortgage.

Exhibit 10.18
     Section 3. Redetermination of Borrowing Base.
(a) Upon the satisfaction of the conditions set forth in Section 7 below (the “Increase Date”), the Borrowing Base shall be increased by $75,000,000 to $575,000,000 (“Borrowing Base Increase”), which Borrowing Base shall remain in effect until the Borrowing Base shall be (i) otherwise redetermined or adjusted in accordance with Section 2.8 of the Credit Agreement, or (ii) otherwise agreed in accordance with the Credit Agreement.
(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall not constitute an unscheduled redetermination of the Borrowing Base for purposes of Section 2.8 of the Credit Agreement.
     Section 4. Fees. Promptly following the Increase Date, the Borrower shall pay to the Administrative Agent for the account of each Lender a fee equal to 0.20% of each Lender’s Percentage Share of $75,000,000.
     Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.
     Section 6. Effectiveness. This Agreement shall become effective on the first date on which each of the conditions set forth in this Section 6 is satisfied:
(a) The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, the Administrative Agent and each of the Lenders;
(b) The Administrative Agent shall have received from the Borrower a true and complete copy of the fully executed SWEPI Wilcox Agreement, together with any disclosure schedules delivered pursuant thereto;
(c) The Administrative Agent and the Lenders shall have received a copy of the SWEPI Engineering Report; and
(d) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Agreement, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     Section 7. Conditions to Borrowing Base Increases. The Borrowing Base Increase shall become effective on the first date on which each of the conditions set forth in this Section 7 is satisfied:
(a) The Administrative Agent shall have received from the Borrower a copy of all title defect or environmental defect notices, if any, delivered by COGI to SWEPI relating to any of the SWEPI Wilcox Properties;
(b) The Administrative Agent shall have received a Form U-1 or an amendment to any previously delivered Form U-1, together with all annexes or schedules thereto and any other documents or information related thereto as may be requested by the Administrative Agent or any Lender, for each Lender duly completed and executed by the Borrower in form and substance acceptable to each Lender (as evidenced by each Lender having executed and returned a copy of its respective Form U-1) demonstrating compliance with Regulation U issued by the Board after giving effect to the Borrowing Base Increase;
(c) If, after giving effect to any Notice of Advance submitted by the Borrower the proceeds of which are to be used to consummate the SWEPI Wilcox Acquisition, the Outstanding Amount of all Credit Extensions would exceed $500,000,000, then the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower with such Notice of Advance stating that the portion of the SWEPI Wilcox Properties actually acquired by Comstock (Wilcox) (the “Acquired SWEPI Wilcox Properties”) will constitute not less than ninety percent (90%) of the total allocated value of the SWEPI Wilcox Properties in accordance with the allocation of the “Purchase Price” (as defined in the SWEPI Wilcox Agreement) set forth in Exhibit 6.4 to the SWEPI Wilcox Agreement after giving effect to the application of such Credit Extension;

(d) The Administrative Agent shall have received a supplement to the Pledge Agreement heretofore delivered by COGI pursuant to which COGI shall have pledged to the Administrative Agent for the benefit of the secured parties thereunder the Comstock (Wilcox) Note and the Comstock (Wilcox) Mortgage;
(e) The Administrative Agent shall have received (or shall be satisfied with arrangements pursuant to which, promptly following the consummation of the acquisition of the SWEPI Wilcox Properties by Comstock (Wilcox) the Administrative Agent shall receive) the original counterpart of the Comstock (Wilcox) Note duly endorsed by COGI in favor of the Administrative Agent and complete and original executed counterparts of the Comstock (Wilcox) Mortgage duly executed by Comstock (Wilcox); and
(f) The Administrative Agent shall be reasonably satisfied with the progress of COGI with the results of COGI’s title and environmental due diligence with respect to the SWEPI Wilcox Properties.
     Section 8. Conditions Subsequent to Borrowing Base Increases. The Borrower covenants and agrees that within a reasonable period of time following the consummation of the SWEPI Wilcox Acquisition (but in no event later than forty-five (45) days thereafter), the Borrower shall have delivered, or caused to be delivered, each of the following items to the Administrative Agent:
(a) copies of releases of all Liens, if any, in favor of others burdening the Acquired SWEPI Wilcox Properties at the time of their acquisition by Comstock (Wilcox) (other than Excepted Liens);
(b) true and complete copies of the fully executed conveyance documents pursuant to which SWEPI transfers, assigns and conveys to Comstock (Wilcox) the Acquired SWEPI Wilcox Properties, together with evidence that the SWEPI Wilcox Acquisition has become effective in accordance with the terms of the SWEPI Wilcox Agreement and all Requirements of Law;
(c) a certificate of a Responsible Officer of the Borrower certifying that the Comstock (Wilcox) acquired not less than ninety percent (90%) of the total allocated value of the SWEPI Wilcox Properties in accordance with the allocation of the “Purchase Price” (as defined in the SWEPI Wilcox Agreement) set forth in Exhibit 6.4 to the SWEPI Wilcox Agreement; and
(d) favorable title opinions or other title examination and title due diligence reports satisfactory to the Administrative Agent covering at least 80% of the value of the Acquired SWEPI Wilcox Properties showing title vested in SWEPI, COGI or Comstock (Wilcox).
     Section 9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 10. Miscellaneous. (a) On and after the effectiveness of this Agreement, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Agreement; (b) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
     Section 11. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
     IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver and Borrowing Base Redetermination Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER: COMSTOCK RESOURCES, INC., a Nevada corporation
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS: BANK OF MONTREAL, as Administrative Agent and a Lender
By:	/s/ JOSEPH A. BLISS
	Name:	Joseph A. Bliss
	Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC., as Lender
By:	/s/ MARY LOU ALLEN
	Name:	Mary Lou Allen
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ JEFFREY H. RATHKAMP
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

COMERICA BANK, as a Lender
By:	/s/ PETER L. SEFZIK
	Name:	Peter L. Sefzik
	Title:	Vice President

FORTIS CAPITAL CORP., as a Lender
By:	/s/ MICHELE JONES
	Name:	Michele Jones
	Title:	Director

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ SEAN M. MURPHY
	Name:	Sean M. Murphy
	Title:	Senior Vice President
BANK OF SCOTLAND, as a Lender
By:	/s/ KAREN WEICH
	Name:	Karen Weich
	Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ MICHAEL D. WILLIS
	Name:	Michael D. Willis
	Title:	Director

By:	/s/ PAGE DILLEHUNT
	Name:	Page Dillehunt
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ LUCY WALKER
	Name:	Lucy Walker
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ ANDREW OSTROV
	Name:	Andrew Ostrov
	Title:	Director

REGIONS BANK, successor by merger to AmSouth Bank, as a Lender
By:	/s/ WILLIAM A. PHILIPP
	Name:	William A. Philipp
	Title:	Vice President

COMPASS BANK, as a Lender
By:	/s/ DOROTHY MARCHAND
	Name:	Dorothy Marchand
	Title:	Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ STAN G. WEISER JR.
	Name:	Stan G. Weiser Jr.
	Title:	Vice President

NATIXIS, as a Lender
By:	/s/ LOUIS P. LAVILLE, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ DANIEL PAYER
	Name:	Daniel Payer
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ TRACY HARNISCH
	Name:	Tracy Harnisch
	Title:	Assistant Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ THOMAS RAJAN
	Name:	Thomas Rajan
	Title:	Director

ACKNOWLEDGMENT BY GUARANTORS
     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Borrowing Base Redetermination Agreement dated as of December 20, 2007 (the “Agreement”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Agreement, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Agreement.

COMSTOCK OIL & GAS HOLDINGS, INC.
COMSTOCK OIL & GAS — LOUISIANA, LLC
COMSTOCK OFFSHORE, LLC
COMSTOCK OIL & GAS GP, LLC,
     By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

     By Comstock Oil & Gas GP, LLC,
     its general partner,

     By Comstock Resources, Inc., its sole member

By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC
By:	/s/ ROLAND O. BURNS
	Name:	Roland O. Burns
	Title:	Manager